Exhibit 10.27
Execution Version

GUARANTOR ASSUMPTION AGREEMENT AND JOINDER
To: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent
GUARANTOR ASSUMPTION AGREEMENT AND JOINDER, dated as of April 3, 2017 (this “Agreement”), made by Computer Sciences Corporation, a Nevada corporation (“CSC”), DXC Technology Company, a Nevada corporation (the “Replacement Guarantor”), and PNC Bank, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Performance Guaranty (as hereinafter defined).
W I T N E S S E T H:
WHEREAS, pursuant to the Performance Guaranty, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”), made by CSC, as the initial guarantor (in such capacity, the “Initial Guarantor”), in favor of the Administrative Agent, the Initial Guarantor has agreed to guaranty the due and punctual performance by each Originator (as defined in the Performance Guaranty) and CSC, as the initial servicer, as described under Section 1 of the Performance Guaranty;
WHEREAS, the Initial Guarantor is party to that certain Agreement and Plan of Merger, dated as of May 24, 2016, among Hewlett Packard Enterprise Company (“HPE”), the Replacement Guarantor, the Initial Guarantor and Everett Merger Sub Inc. (“Old Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of November 2, 2016, among HPE, the Replacement Guarantor, New Everett Merger Sub Inc., a Nevada corporation and a wholly-owned direct subsidiary of the Replacement Guarantor (“New Merger Sub”), the Initial Guarantor and Old Merger Sub, and as further amended by the Second Amendment to Agreement and Plan of Merger, dated as of December 6, 2016, among HPE, the Replacement Guarantor, New Merger Sub, the Initial Guarantor and Old Merger Sub (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which New Merger Sub intends to merge with and into the Initial Guarantor, with the Initial Guarantor continuing as the surviving corporation (the “Merger”);
WHEREAS, immediately prior to the effectiveness of this Agreement, Everett SpinCo, Inc., a Delaware corporation, will change its name and redomicile as DXC Technology Company, a Nevada corporation;
WHEREAS, in accordance with Section 19 of the Performance Guaranty, the Initial Guarantor and the Replacement Guarantor desire to replace the guaranty by the Initial Guarantor under the Performance Guaranty with a guaranty by the Replacement Guarantor upon the consummation of the Merger;
WHEREAS, as contemplated by Section 19 of the Performance Guaranty, the Initial Guarantor desires to assign to the Replacement Guarantor, and the Replacement Guarantor desires to accept and assume, all of the indebtedness, rights, obligations and liabilities of the Initial Guarantor under the Performance Guaranty and, subject to the terms and conditions contained in the Performance Guaranty, the Administrative Agent hereby agrees to such assignment and assumption; and
WHEREAS, pursuant to Section 19 of the Performance Guaranty, upon the effectiveness of such assignment and assumption, the Initial Guarantor, solely in its capacity as Performance Guarantor, shall be released from all indebtedness and other obligations under the Performance Guaranty.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.    Assumption. Effective as of the date hereof (the “Guarantor Effective Date”), without further act or deed, (a) the Initial Guarantor hereby assigns to the Replacement Guarantor, and the Replacement Guarantor hereby assumes, all rights, obligations and liabilities of the Initial Guarantor under the Performance Guaranty, (b) the Replacement Guarantor shall hereby become a party to the Performance Guaranty as “Performance Guarantor” with the same force and effect as if originally named therein as the Performance Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all rights, obligations and liabilities of the Initial Guarantor in such capacity, (c) the Replacement Guarantor shall hereby be bound by the covenants, representations, warranties and agreements contained in the Performance Guaranty and which are binding upon, and to be observed or performed by, the Initial Guarantor or “Performance Guarantor” under the Performance Guaranty, (d) the Replacement Guarantor hereby ratifies and confirms the validity of, and all of its obligations and liabilities under the Performance Guaranty, (e) each reference to the “Performance Guarantor” in the Performance Guaranty and in any other Transaction Document shall hereby be deemed to refer to the Replacement Guarantor and (f) pursuant to Section 19 of the Performance Guaranty, the Initial Guarantor, solely in its capacity as Performance Guarantor, shall be released from its obligations under the Performance Guaranty. The Replacement Guarantor hereby represents and warrants that after giving effect to this Agreement, each of the representations and warranties contained in the Performance Guaranty is true and correct in all material respects on and as of the date hereof (after giving effect to this Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to this Agreement).
2.    Joinder to Performance Guaranty. By executing and delivering this Agreement, after giving effect to the assumption described in Section 1 of this Agreement, the Replacement Guarantor hereby becomes a party to the Performance Guaranty as the Performance Guarantor thereunder with the same force and effect as if originally named therein as the Performance Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of the Performance Guarantor thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of the Performance Guarantor pursuant to the Performance Guaranty.
3.    Effectiveness. This Agreement shall become effective on the date that:
(a)    counterparts of this Agreement signed on behalf of each of the Persons party hereoto shall have been delivered to the Administrative Agent; and
(b)    the conditions set forth in Section 19 of the Performance Guaranty have been satisfied.
4.    Amendment to the Performance Guaranty and Transaction Documents. The Performance Guaranty and each of the other Transaction Documents is hereby deemed to be amended to the extent, but only to the extent, necessary to effect this Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Performance Guaranty and the other Transaction Documents are and shall remain in full force and effect. This Agreement shall be deemed to be a Transaction Document for all purposes of the Performance Guaranty. This agreement shall not constitute a novation of the Performance Guaranty or the other Transaction Documents.
5.    Governing Law, Waiver of Jury Trial, etc. The provisions of the Performance Guaranty regarding governing law, waiver of trial by jury, jurisdiction and consent to jurisdiction set forth in Sections 8 and 9 of the Performance Guaranty are incorporated herein mutatis mutandis.
6.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
7.    Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
8.    Consent. Each of the parties hereto acknowledges, consents and agrees that, after the date hereof, the Replacement Guarantor will be DXC Technology Company, a Nevada corporation instead of Everett SpinCo, Inc., a Delaware corporation, for all purposes of the Transaction Documents.

IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.
COMPUTER SCIENCES CORPORATION, as the Initial Guarantor
By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Vice President, Finance and Corporate Treasurer of Computer Sciences Corporation
DXC TECHNOLOGY COMPANY, as the Replacement Guarantor
By: /s/ William L. Deckelman, Jr.
Name: William L. Deckelman, Jr.
Title: Executive Vice President, General Counsel and Secretary

ACKNOWLEDGED AND AGREED:
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By: /s/ Eric Bruno_____________________
Name: Eric Bruno
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser
By: /s/ Eric Bruno_____________________
Name: Eric Bruno
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for its Purchaser Group
By: /s/ Eric Bruno_____________________
Name: Eric Bruno
Title: Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION,
as a Committed Purchaser
By: _/s/ Patrick M.__________________
Name: Patrick M.
Title: Director
WELLS FARGO, NATIONAL ASSOCIATION,
as Group Agent for its Purchaser Group
By: _/s/ Patrick M.__________________
Name: Patrick M.
Title: Director
THE BANK OF TOKYO-MITSUBISHI UJF,
LTD.,
as a Committed Purchaser
By: _/s/ Richard Gregory Hurst _________
Name: Richard Gregory Hurst
Title: Managing Director
THE BANK OF TOKYO-MITSUBISHI UJF,
LTD.,
as Group Agent for its Purchaser Group
By: _/s/ Richard Gregory Hurst _________
Name: Richard Gregory Hurst
Title: Managing Director

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US_ACTIVE-133112495.7